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Exhibit 10.64

April 15, 2008

Mr. Michael Moody
Chairman and Chief Executive Officer
Force Protection Industries, Inc.
9801 Highway 78
Ladson, South Carolina 29456

RE: Modification to the Second Amendment to Loan Agreement dated February 15, 2008

Dear Michael:

        Please allow this letter to confirm the waiver of the following affirmative covenant requirement in the Second Amendment to Loan Agreement dated February 15, 2008:

  "Loan Commitment—Borrower shall provide satisfactory evidence to Bank, by April 18, 2008, of Borrower's asset based lending commitment from a financial institution, which may include Bank."

        All other terms and conditions will remain in force.

        Please advise if you have any questions or concerns.

        Thank you for allowing Wachovia to serve your company's banking needs.

Kindest Regards,
 Wachovia Bank, N.A.

/s/ GUY M. MEARES, III Guy M. Meares, III Senior Vice President Senior Relationship Manager Acknowledgements:

Force Protection, Inc.

By:	/s/ MICHAEL MOODY Michael Moody, Chief Executive Officer
Force Protection Technologies, Inc.
By:	/s/ MICHAEL MOODY Michael Moody, Chief Executive Officer
Force Protection Industries, Inc.
By:	/s/ MICHAEL MOODY Michael Moody, Chief Executive Officer

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  Exhibit 10.64